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                                                                   EXHIBIT 10.10


                                AMERIPATH, INC.

                                AMENDMENT NO. 2


         This Agreement, dated as of November 4, 1996, is among Ameripath, Inc., a Delaware corporation (the "Company"), its Subsidiaries set forth on the signature pages hereto and The First National Bank of Boston, both in its capacity as a Lender and in its capacity as agent for itself and the other Lenders. The parties agree as follows:

1. Reference to Credit Agreement; Definitions. This Agreement amends the Credit Agreement dated as of May 29, 1996, among the parties hereto (as previously amended and in effect prior to giving effect to this Agreement, the "Credit Agreement"). The terms defined in the Credit Agreement as amended hereby (the "Amended Credit Agreement") are used with the meanings so defined.

2. Amendment of Credit Agreement. Effective upon the date hereof, the Credit Agreement is amended as follows:

         2.1. Amendment to Section 2.1.2: Section 2.1.2 of the Credit Agreement is amended to read in its entirety as follows:

                 "2.1.2. Maximum Amount of Revolving Credit. The term "Maximum Amount of Revolving Credit" means, on any date, the lesser of
         (a) $85,000,000 or (b) the amount (in an integral multiple of $1,000,000) to which the then applicable amount shall have been irrevocably reduced from time to time by notice from the Company to the Agent."

         2.2. Amendment of Section 12.1. Section 12.1 of the Credit Agreement is amended to read in its entirety as follows:

                 "12.1. Interests in Credits. The percentage interest of each Lender in the Revolving Loan and Letters of Credit, and the related Commitments, shall be computed based on the maximum principal amount for each Lender as follows:

                                         Lender                Maximum Principal Amount                 Percentage Interest
                                         ------                ------------------------                 -------------------
                           The First National Bank of Boston               $60,000,000                         70.59%

                           NationsBank, N.A. (South)                       $25,000,000                         29.41%
                                                                           ===========                         ======
                           Total                                           $85,000,000                          100%

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         The foregoing percentage interests, as from time to time in effect and reflected in the Register, are referred to as the "Percentage Interests" with respect to all or any portion of the Revolving Loan and Letters of Credit, and the related Commitments."

3. Representations and Warranties. In order to induce the Lenders to enter into this Agreement, the Company and its Subsidiaries represent and warrant to each of the Lenders that:

         3.1. Legal Existence, Organization. Each of the Company and its Subsidiaries is duly organized and validly existing and in good standing under the laws of the jurisdiction of its incorporation, with all power and authority, corporate or otherwise, necessary to (a) enter into and perform this Agreement and the Amended Credit Agreement and (b) own its properties and carry on the business now conducted or proposed to be conducted by it. Each of the Company and its Subsidiaries has taken, or shall have taken, all corporate or other action required to make the provisions of this Agreement and the Credit Agreement the valid and enforceable obligations they purport to be.

         3.2. Enforceability. Each of the Company and its Subsidiaries has duly executed and delivered this Agreement. Each of this Agreement and the Credit Agreement is the legal, valid and binding obligation of the Company and its Subsidiaries and is enforceable in accordance with its terms.

         3.3. No Legal Obstacle to Agreements. Neither the execution, delivery or performance of this Agreement, nor the performance of the Amended Credit Agreement, nor the consummation of any other transaction referred to in or contemplated by this Agreement, nor the fulfillment of the terms hereof or thereof, has constituted or resulted in or will constitute or result in:

                (a) any breach or termination of the provisions of any agreement, instrument, deed or lease to which the Company or any of its Subsidiaries is a party or by which it is bound, or of the Charter or By-laws of the Company or any such Subsidiaries;

                (b) the violation of any law, judgment, decree or governmental order, rule or regulation applicable to the Company or any of its Subsidiaries;

                (c) the creation under any agreement, instrument, deed or lease of any Lien (other than Liens on the Credit Security which secure the Lender Obligations) upon any of the assets of the Company or any of its Subsidiaries; or






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                (d)   any redemption, retirement or other repurchase
         obligation of the Company or any of its Subsidiaries under any Charter, By-law, agreement, instrument, deed or lease.

         No approval, authorization or other action by, or declaration to or filing with, any governmental or administrative authority or any other Person is required to be obtained or made by the Company or any of its Subsidiaries in connection with the execution, delivery or performance of this Agreement or the performance of the Credit Agreement, or the consummation of the transactions contemplated hereby or thereby.


         3.4. Defaults. Immediately before and after giving effect to the amendments set forth herein, no Default or Event of Default will exist.

         3.5. Incorporation of Representations and Warranties. The representations and warranties set forth in Sections 7.3 and 9 of the Credit Agreement are true and correct on the date hereof as if originally made on and as of the date hereof.

         3.6. General. The Amended Credit Agreement and all of the Credit Documents are each confirmed as being in full force and effect. This Agreement, the Amended Credit Agreement and the other Credit Documents referred to herein or therein constitute the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior and current understandings and agreements, whether written or oral. The invalidity or enforceability of any provision hereof shall not affect the validity or enforceability of any other term or provision hereof. The headings in this Agreement are for convenience of reference only and shall not alter, limit or otherwise affect the meaning hereof. Each of this Agreement and the Amended Credit Agreement is a Credit Document and may be executed in any number of counterparts, which together shall constitute one instrument, and shall bind and inure to the benefit of the parties and their respective successors and assigns, including as such successors and assigns all holders of any Note. This Agreement shall be governed by and construed in accordance with the laws (other than the conflict of law rules) of The Commonwealth of Massachusetts.




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         Each of the undersigned has caused this Agreement to be executed and delivered by its duly authorized officer as an agreement under seal as of the date first above written.


                                        AMERIPATH, INC.


                                        By  /s/
                                          -------------------------------------
                                          Title:  Exeutive Vice President and
                                                  Chief Financial Officer

                                        AMERICAN LABORATORY ASSOCIATES,
                                        AMERIPATH FLORIDA, INC.
                                        DERRICK & ASSOCIATES PATHOLOGY, INC.
                                                  FLORIDA PATHOLOGY ASSOCIATES,
                                                  INC.  AMERIPATH ALABAMA, INC.
                                                  AMERIPATH KENTUCKY, INC.
                                                  AMERIPATH TEXAS, INC.
                                                  AMERIPATH OHIO, INC.  BENO
                                                  MICHEL, M.D., INC.

                                        By   /s/
                                          ------------------------------------
                                          As Vice President of each of the
                                          foregoing corporations

                                        THE FIRST NATIONAL BANK OF BOSTON


                                        By   /s/
                                          -------------------------------------
                                          Title: Vice President

The undersigned hereby consents to the foregoing:


                                                   NATIONSBANK, N.A. (South)


                                        By   /s/
                                          ------------------------------------
                                          Title: Vice President






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